1 DIGITALBRIDGE CORPORATE OVERVIEW M a r c h 2 0 24

2 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements within the meaning of the federal securities laws, including statements relating to (i) our strategy, outlook and growth prospects, (ii) our operational and financial targets and (iii) general economic trends and trends in our industry and markets. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company’s control, and may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement. Factors that might cause such a difference include, without limitation, difficult market and political conditions, including those resulting from supply chain difficulties, inflation, higher interest rates, a general economic slowdown or a recession; our ability to raise capital from investors for our Company, our funds and the companies that we manage; the performance of our funds and investments relative to our expectations and the highly variable nature of our revenues, earnings and cash flow; our exposure to risks inherent in the ownership and operation of infrastructure and digital infrastructure assets, including our reliance on third-party suppliers to provide power, network connectivity and certain other services to our managed companies; our exposure to business risks in Europe, Asia, Latin America and other foreign markets; our ability to increase assets under management and expand our existing and new investment strategies while maintaining consistent standards and controls; our ability to appropriately manage conflicts of interest; our ability to expand into new investment strategies, geographic markets and businesses, including through acquisitions in the infrastructure and investment management industries; the impact of climate change and regulatory efforts associated with environmental, social and governance matters; our ability to maintain effective information and cybersecurity policies, procedures and capabilities and the impact of any cybersecurity incident affecting our systems or network or the system and network of any of our managed companies or service providers; the ability of our portfolio companies to attract and retain key customers and to provide reliable services without disruption; any litigation and contractual claims against us and our affiliates, including potential settlement and litigation of such claims; our ability to obtain and maintain financing arrangements, including securitizations, on favorable or comparable terms or at all; the general volatility of the securities markets in which we participate; the market value of our assets and effects of hedging instruments on our assets; the impact of legislative, regulatory and competitive changes, including those related to privacy and data protection and new Securities and Exchange Commission (“SEC”) rules governing investment advisers; whether we will be able to utilize existing tax attributes to offset taxable income to the extent contemplated; our ability to maintain our exemption from registration as an investment company under the Investment Company Act of 1940, as amended; changes in our board of directors or management team, and availability of qualified personnel; our ability to make or maintain distributions to our stockholders; our understanding of and ability to successfully navigate the competitive landscape in which we and our managed companies operate; and other risks and uncertainties, including those detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 under the heading “Risk Factors,” as such factors may be updated from time to time in the Company’s subsequent periodic filings with the U.S. Securities and Exchange Commission (“SEC”). All forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Additional information about these and other factors can be found in the Company’s reports filed from time to time with the SEC. The Company cautions investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. The Company is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and the Company does not intend to do so. This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company or any investment vehicle managed or advised thereby. This information is not intended to be indicative of future results. Actual performance of the Company may vary materially. The appendices herein contain important information that is material to an understanding of this presentation and you should read this presentation only with and in context of the appendices.

3 IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES This presentation includes certain “non-GAAP” supplemental measures that are not defined by generally accepted accounting principles, or GAAP, including certain of the financial metrics defined below, of which the calculations may differ from methodologies utilized by other companies for similar performance measurements, and accordingly, may not be comparable to those of other companies. Reconciliations of these non-GAAP financial measures to GAAP measures are contained in the appendix to this presentation. This presentation also includes forward-looking guidance for FRE, a non-GAAP financial measures. We do not provide guidance for net income, determined in accordance with GAAP, or a reconciliation of guidance for FRE to net income because the Company is not able to predict with reasonable certainty the amount or nature of all items that will be included in net income. Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”): Adjusted EBITDA is a supplemental measure derived from DE and generally presents the Company’s core operating performance on a pre-tax basis, based upon recurring revenues and independent of our capital structure and leverage. The Company believes Adjusted EBITDA is useful to investors as an indicative measure of the Company’s profitability that is recurring and sustainable and allows for better comparability of the Company’s performance relative to its peers independent of capital structure and leverage. However, because Adjusted EBITDA is calculated without the effects of certain recurring cash charges, including interest expense, preferred stock dividends, and income taxes, its usefulness as a performance measure maybe limited. Adjusted EBITDA is calculated as DE adjusted to generally exclude the following items attributable to the Operating Company that are included in DE: interest expense as included in DE and income tax benefit (expense) as included in DE consistent with an EBITDA measure, preferred stock dividends, placement fee expense, and our share of incentive fees and distributed carried interest net of associated compensation expense. Items excluded from Adjusted EBITDA include preferred stock dividends as Adjusted EBITDA removes the effects to earnings associated with the Company's capital structure, and placement fees as they are inconsistent in amount and frequency depending upon timing of fundraising for our funds. Additionally, Adjusted EBITDA excludes incentive fees and distributed carried interest net of associated compensation expense to be consistent with the FRE measure for our Investment Management segment, as discussed further below. Fee-Related Earnings (“FRE”): FRE is used to assess the extent to which direct base compensation and core operating expenses are covered by recurring fee revenues in a stabilized investment management business. FRE represents recurring fee revenue that is not subject to future realization events and other income associated with administrative costs reimbursable by our funds, net of compensation and administrative expenses (which generally exclude non-cash equity-based compensation, incentive and carried interest compensation, restructuring costs and placement fee expense) and where applicable, adjusted for Start-Up FRE as defined under “IM FRE” below. Investment Management Fee Related Earnings (“IM FRE”): Investment Management FRE is presented as Investment Management Adjusted EBITDA, further adjusted to exclude FRE associated with new investment strategies, as discussed below. Investment Management FRE is used to assess the extent to which direct base compensation and core operating expenses are covered by recurring fee revenues in a stabilized investment management business. Investment Management FRE is measured as recurring fee income that is not subject to future realization events and other income (inclusive of cost reimbursements associated with administrative expenses), net of the following: compensation expense (excluding non-cash equity-based compensation, and incentive and carried interest compensation expense), administrative expense (excluding placement fee expense and straight-line adjustment to lease expense) and FRE associated with new investment strategies. In reconciling Investment Management FRE to GAAP net income (loss), adjustments are made to first arrive at Investment Management Adjusted EBITDA, which generally excludes the following: our share of incentive fees and carried interest net of associated compensation expense; unrealized principal investment income (loss); other gain (loss); transaction-related and restructuring charges; non-cash equity-based compensation costs; straight-line adjustment to lease expense; placement fee expense; investment expense; and in line with an EBITDA measure, non-cash depreciation and amortization expense, interest expense, and income tax (benefit) expense. Consistent with an FRE measure, Investment Management Adjusted EBITDA excludes incentive fees and carried interest net of associated compensation expense, as these are not recurring fee income and are subject to variability given that they are performance-based and/or dependent upon future realization events. In calculating Investment Management FRE which reflects the Company’s Investment Management segment as a stabilized business, Investment Management Adjusted EBITDA is further adjusted to exclude Start-Up FRE. Start-Up FRE is FRE associated with new investment strategies that have 1) not yet held a first close raising FEEUM; or 2) not yet achieved break-even Adjusted EBITDA only for investment products that may be terminated solely at the Company’s discretion. The Company evaluates new investment strategies on a regular basis and excludes Start- Up FRE from Investment Management FRE until such time as a new strategy is determined to form part of the Company’s core investment management business. The Company believes that Investment Management FRE and Investment Management Adjusted EBITDA are useful measures to investors as they reflect the Company’s profitability based upon recurring fee streams that are not subject to future realization events, and without the effects of income taxes, leverage, non-cash expenses, income (loss) items that are unrealized and other items that may not be indicative of core operating results. This allows for better comparability of the profitability of the Company’s investment management business on a recurring and sustainable basis. Distributable Earnings (“DE”): DE generally represents the net realized earnings of the Company and is an indicative measure used by the Company to assess ongoing operating performance and in making decisions related to distributions and reinvestments. Accordingly, the Company believes DE provides investors and analysts transparency into the measure of performance used by the Company in its decision making. DE reflects the ongoing operating performance of the Company’s core business by generally excluding non-cash expenses, income (loss) items that are unrealized and items that may not be indicative of core operating results. This allows the Company, and its investors and analysts to assess its operating results on a more comparable basis period-over- period. DE is calculated as an after-tax measure that differs from GAAP net income (loss) from continuing operations as a result of the following adjustments to net income (loss): transaction related costs; restructuring charges; other gain (loss); unrealized principal investment income (loss); non-cash depreciation, amortization and impairment charges; debt prepayment penalties and amortization of deferred financing costs, debt premiums and discounts; our share of unrealized carried interest allocation, net of associated compensation expense; non-cash equity-based compensation costs; preferred stock redemption gain (loss); straight-line adjustment to lease income and expense; interest expense on finance leases in the Operating segment, amortization of above and below market leases in the Operating segment; and straight-line adjustment to lease income and expense in the Operating segment. Transaction related costs are incurred in connection with acquisitions and include costs of unconsummated transactions, while restructuring charges are related primarily to severance and retention costs. These costs, along with other gain (loss) amounts, are excluded from DE as they are related to discrete items, are not considered part of our ongoing operating cost structure, and are not reflective of our core operating performance. Other items excluded from DE are generally non-cash in nature, including income (loss) items that are unrealized, or otherwise do not represent current or future cash obligations such as amortization of deferred financing costs and straight-line lease adjustment. These items are excluded from DE as they do not contribute to the measurement of DE as a net realized earnings measure that is used in decision making related to distributions and reinvestments. Income taxes applied in the determination of DE generally represents GAAP income tax related to continued operations, and includes the benefit of deductions available to the Company on certain expense items excluded from DE (for example, equity-based compensation). As the income tax benefit arising from these excluded expense items do affect actual income tax paid or payable by the Company in any one period, the Company believes their inclusion in DE is appropriate to more accurately reflect amounts available for distribution. The items we have excluded from DE are generally consistent with the exclusions made by our peers, which we believe allows for better comparability to the DE presented by our peers.

TABLE OF CONTENTS

SECTION 1 OVERVIEW

- **INTRODUCTION**
  - An Alternative Asset Manager Levered to Secular Growth in The Digital Economy
- **STRATEGY & PROFILE**
  - A Platform Built to Capitalize on Opportunities Across Digital Infrastructure
- **INVESTMENT THESIS**
  - AI-Powered Secular Tailwinds
  - Digital Infrastructure Experts
  - Simple, High-Growth Roadmap

SECTION 2 FINANCIALS

SECTION 3 APPENDIX

DIGITALBRIDGE

4

5 DigitalBridge is a leading global alternative asset manager dedicated to investing in digital infrastructure. As an Infrastructure Partner to the Digital Economy, we manage capital on behalf of institutional investors across five key verticals: data centers, cell towers, fiber networks, small cells, and edge infrastructure.

A LEADING GLOBAL DIGITAL INFRASTRUCTURE ASSET MANAGER

$80B
Assets Under Management[1]

30+
Digital Portfolio Companies[2]

100+
Digital Infrastructure Professionals[3]

25+
Years of Experience


VANTAGE DATA CENTERS NORTH AMERICA
beanfield
aptum
boingo
verticalbridge
DATABANK
zayo
extenet
switch
VANTAGE
mtp
LANDMARK DIVIDEND
SCALA
atp
HIGHLINE
mundo
FreshWave
DIGITA
Belgium Tower Partners
GD Towers
VANTAGE DATA CENTERS EUROPE
AtlasEdge
netomnia
VANTAGE DATA CENTERS APAC
xenith
AIMS
edgepoint

INVESTING ACROSS THE DIGITAL ECOSYSTEM


Data Centers
Edge Infrastructure
Hyper-Converged Digital Infrastructure
Cell Towers
Small Cells
Fiber Networks

Sector Specialists
25+ year mgmt. track record of building digital infra businesses

High Growth
Revenue and earnings profile aligned with secular tailwinds

Asset-Light
Highly scalable platform addressing capital intensive sector – significant TAM

(1) AUM as of December 31, 2023: AUM represents the total capital for which we provide investment management services. AUM is generally composed of (a) third party capital managed by the Company and its affiliates, including capital that is not yet fee earning, or not subject to fees and/or carried interest; and (b) assets invested using the Company's own balance sheet capital and managed on behalf of the Company's stockholders (composed of the Company's fund investments as GP affiliate, warehoused investments, and as of December 31, 2023, the Company's interest in portfolio companies previously in the Operating segment). Third party AUM is based upon invested capital as of the reporting date, including capital funded through third party financing, and committed capital for funds in their commitment stage. Balance sheet AUM is based upon the carrying value of the Company's balance sheet investments as of the reporting date (at December 31, 2022 prior to deconsolidation, on an undepreciated basis as it relates to the Company's interest in portfolio companies previously consolidated in the Operating segment).
(2) Consists of DBRG managed Companies in the digital infrastructure sector ("Digital Portfolio Companies") as of December 31, 2023. Not all logos are shown.
(3) Digital Infrastructure Professionals as of December 31, 2023.

DIGITALBRIDGE
6

7 WHY DIGITAL INFRASTRUCTURE? Attractive sector characteristics position Digital Infrastructure as a growing asset class benefiting from secular tailwinds D i g i t a l I n f r a s t r u c t u r e DALL·E 3 Sora

8 1 OVERVIEW STRATEGY & PROFILE

A LEADING GLOBAL DIGITAL INFRASTRUCTURE ASSET MANAGER

An Alternative Asset Manager Focused on Digital

DigitalBridge is a leading alternative asset manager levered to the powerful tailwinds driving global investment in digital infrastructure.

As a *Partner of Choice* to large institutional investors, DigitalBridge leverages our deep domain expertise to deliver long-duration investment solutions that create value across the digital ecosystem.

Digital Infrastructure Specialists

25+ year mgmt. track record of building value in digital infra

At-a-Glance

Founded:	1991	**Public Listing:**	NYSE - DBRG
AUM:	$80 Billion[1]	**FEEUM:**	$33 Billion[1]

Business Model	Investment management fees and profits participation (carried interest)
Financial Profile	Growing, high-visibility earnings stream backed by investment-grade clients

Our Platform

Positioned to deliver long-duration investment solutions across digital asset classes with a scalable, asset-light business model



DIGITALBRIDGE
CREDIT
Financing the Digital Economy
CORE PLUS
Long-Duration, Stabilized Assets
DIGITAL INFRASTRUCTURE EQUITY
'Value-Add' Digital Infrastructure Equity Investing on a Global Basis
LIQUID
Public Market Investing
VENTURES
Software Powering Next-Gen Networks
Built to Capitalize on Opportunities Across The Sector
Mature, Stabilized, Yield-Focused
Business Building / Growth Phase

Note: All figures as of December 31, 2023, unless otherwise specified
(1) Includes digital and non-digital DBRG managed companies.

DIGITALBRIDGE 9

DBRG ROADMAP – PRIMED TO GENERATE LONG-TERM SHAREHOLDER VALUE BY SCALING OUR LEADING DIGITAL INFRA PLATFORM

1 DBRG TRANSFORMATION COMPLETE

- COMPLETED — Rotated over $80+ billion of assets as part of digital transition
- COMPLETED — Harvested $2B of legacy equity value
- COMPLETED — Transitioned from REIT to simplified, asset management business model

2 SCALING THE PLATFORM

With our transformation complete, the **Business Strategy** is focused on building momentum within the DigitalBridge flywheel, scaling our platform to support the accelerating global demand for digital infrastructure


INVEST
FUNDRAISE
SCALE - DBRG

FUNDRAISE

- Form the capital to fuel the AI Revolution
- Expanding investment solutions tailored to our LPs needs

INVEST – PORTFOLIO COMPANIES

- Support growing compute and connectivity demands of world's leading technology and telcos providers
- Creating value at scale with 'Buy and Build' expertise

SCALE - DBRG

- Create 'serial compounder' through reinvestment of earnings and cash flows
- Drive corporate operating leverage

Positioned to capitalize on AI, digital transformation, 5G and next-gen network cycles

DIGITALBRIDGE
10

11 AN ALTERNATIVE WAY TO INVEST IN DIGITAL INFRASTRUCTURE Leading management team with operating DNA driving strong revenue and earnings growth EXPECTED FINANCIAL IMPACT: Powerful absolute and relative growth with revenue targeted to grow >25% and cash flow metrics expected to increase >90% in 2024 Highly-scalable alternative asset management business model capitalizes on DBRG position as Partner of Choice to institutional investors EXPECTED FINANCIAL IMPACT: Platform with lower capital intensity has structurally higher and improving ROIC profile ASSET-LIGHT POSITIONED FOR HIGH-GROWTH ECOSYSTEM INVESTING Full Stack digital infrastructure investor built to capitalize on $400B+ annual global capex now being accelerated by AI EXPECTED FINANCIAL IMPACT: Access to business-building/ development economics creates more durable, diversified return profile that generates fees/carry through cycles AN ALTERNATIVE WAY TO INVEST IN DIGITAL INFRASTRUCTURE ALTERNATIVE INVESTMENT FRAMEWORK TRADITIONAL DIGITAL INFRASTRUCTURE INVESTING TRADITIONAL DIGITAL INFRASTRUCTURE INVESTING Capital-intensive ownership of digital infrastructure, a resilient asset class, benefiting from: • AI-Led Powerful Secular Tailwinds • Predictable Long-Term Contracted Cash Flows • Investment Grade Counterparties Note: There can be no assurance that actual amounts will not be materially higher or lower than these targets. Readers should refer to the discussion in the Cautionary Statement Regarding Forward-Looking Statements section at the beginning of this presentation. Additionally, the Company undertakes no obligation to provide updated projections on a quarterly or other basis.

12 2019 2020 2021 2022 2023 InfraBridge Co-invest$18.3B $12.8B $6.8B $32.8B IM F EE UM (A S RE PO RT ED ) FEE EARNING EQUITY UNDER MANAGEMENT GROWTH PROFILE Long-term contracted fee streams provide predictable revenue and earnings that we expect to grow over time Balanced, diversified portfolios built with the flexibility to evolve with the ecosystem Note: Individual components of the graph are not to scale (1) In the instance of multiple iteration strategies, “Launch Date” refers to the close date of the first iteration of capital-bearing vehicle BUILDING BALANCED PORTFOLIOS Illustrative Portfolio Construction EQUITY FUNDS LAUNCH DATE(1) FEEUM Permanent Capital Vehicles 2013 $2.4B DBP Series 2018 $12.9B Co-Invest 2020 $9.6B Core, Credit, Liquid 2018, 2022 $2.7B InfraBridge 2023 $5.1B Total (As of 12/31/23) $32.8B Asia North America Europe Rest of World 25% 35% 30% 10% Geographic Asset Class Fiber Data Centers Towers Small Cells 20% 40% 30% 10% Note: Not representative of current portfolio construction $22.2B Core, Credit, Liquid Permanent Capital DBP Series +48% FEEUM CAGR 19’ - 23’

INVESTMENT SOLUTIONS ACROSS THE DIGITAL INFRA ECOSYSTEM

Expanding our capabilities to match capital with the right risk-adjusted opportunity across the digital ecosystem



Core
Credit
DBP Series
Digital Bridge Holdings
DBH
Co-Invest
Liquid
InfraBridge
Ventures
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
$80 Billion
Total AUM

Strategy Overview

Core	Our Core equity strategy is centered around investing in stabilized, high-quality digital infrastructure platforms that offer consistent and predictable current yields
Credit	Our private credit strategy offers a wide range of 'skill-capital' financing for digital infrastructure companies, ranging from first-lien term loans to mezzanine and preferred structures
DBP Series	DigitalBridge's flagship commingled funds where we invest globally in Value-Add Digital Infrastructure. We deploy proven 'Buy & Build' playbooks to establish category leaders across the ecosystem.
Digital Bridge Holdings	Permanent Capital Vehicles formed during original 'Digital Bridge holdco' period. These are separately capitalized vehicles where DBRG exclusively earns management fees over some or all of the holding period.
Co-Invest	Essential growth capital invested alongside DBP Series, Core and Legacy DBH fund vehicles to support platform expansion and provide investors exposure to bespoke investment opportunities
Liquid	Public equity investment strategies (Long, Market Neutral) that leverage the intellectual capital of the DigitalBridge platform to invest in high-quality companies across digital infrastructure, real estate, and TMT universes.
InfraBridge	Purchased from AMP capital in 2023, InfraBridge is a middle market infrastructure equity investor specializing in digital and renewable infrastructure platforms
Ventures	Investment program designed to capitalize on emerging infrastructure technologies, typically growth-stage software-centric companies enabling next-gen networks

DIGITALBRIDGE

Note: All figures as of December 31, 2023, unless otherwise specified.

13

14 OVERVIEW INVESTMENT THESIS1

15 THE DBRG INVESTMENT CASE The Demand – More, Better, Faster compute and connectivity is driving significant global digital infrastructure investment and DBRG is well positioned with exposure to powerful thematics including AI, Cloud, 5G, and IoT. The Supply – We believe DBRG’s investment management platform is a Partner of Choice as the world’s leading institutional investors increasingly allocate capital to this growing, resilient asset class Investor-Operator – Premier business-builder in digital infrastructure; heritage of over 25 years investing and operating digital assets; 100s of years of cumulative experience managing investor capital and operating active infrastructure Investing Across a Converging Digital Ecosystem – We believe we are the only global investment firm focused exclusively on owning, managing, and operating across the entire digital ecosystem with deep relationship networks and a flexible investment framework built to capitalize on evolving networks. Fundraising Drives Revenue and Earnings – Value creation at DBRG to be driven by strong capital formation across its ‘Full-Stack’ investment platform Scalable Economic Model – Ideal combination of asset-light business model in capital intensive sector. Common foundation with attractive digital infrastructure fundamentals that we expect to deliver continued growth and higher ROI. At the Intersection of Supply & Demand AI-POWERED SECULAR TAILWINDS Leveraging Deep Relationships to Grow with the Asset Class DIGITAL INFRASTRUCTURE SPECIALISTS Entering the Next Phase of Growth SIMPLE, HIGH-GROWTH BUSINESS MODEL

16 Data Centers Will Need Far More Power Source: AvidThink TE RA W AT T- HO UR S 20402038203620342032203020282026 0 500 1,000 1,500 8.15% CAGR 25% CAGR MORE COMPUTE AND PIPES REQUIRED Digital Infra Ensures Secure, Scalable, and Reliable Compute Power PRE-AI GROWTH: GLOBAL DIGITAL INFRA CAPEX INVESTMENT PROJECTED OVER $400B ANNUALLY Global Mobile Network Data Traffic (EB per month) Source: Ericsson Mobility Q4 2023 AI set to further accelerate exponential data traffic growth ILLUSTRATIVE THE DEMAND: MORE, BETTER, FASTER CONNECTIVITY & COMPUTE Global Data Center Capex Cumulative Global Hyperscale + Non Hyperscale CapEx (billion) 2021 2022 2023 2024 2025 2026 2021 2022 2023 2024 2025 2026 $253 $237$222 $207$193$183 Global Hyperscale Global Non Hyperscale $1.3T Credit Suisse, Dell’Oro Global Mobile Capex $183$180$178$170 $155 $132 CapEx 2021–2026 (billion) GSMA The Global Mobile Economy 2021-2022 and estimates $1T DEMAND DRIVERS FUEL DATA TRAFFIC'S EXPONENTIAL GROWTH ~80% of all data center power will be consumed by AI AI workloads are computationally intensive driving more compute Disclaimer: DigitalBridge's market characterization on artificial intelligence (AI) is based on subjective determinations that it believes are reasonable but other investors may disagree with such characterization. There is no guarantee that historical trends will continue. There can be no assurance that the investment objectives or pipeline opportunities described herein will be achieved, and results will likely vary substantially over time.

HOW DOES DIGITALBRIDGE MEET THE DEMAND?

DigitalBridge has built a platform with portfolio companies levered to powerful and emerging thematics including AI, Cloud, Mobile, and IOT

ARTIFICIAL INTELLIGENCE
Experiencing its "iPhone moment"
Resource-hungry AI workloads drive growing demand for digital infrastructure

CLOUD
~$1.3T on global data center Capex
Credit Suisse, Dell'Oro

MOBILE CAPEX
$1T worldwide (2021-2026)
GSMA The Global Mobile Economy 2021-2022 and estimates

INTERNET OF THINGS (IoT)
>50 billion connected devices by 2025
McKinsey Technology Trends Outlook 2022

Data Centers	Edge Infrastructure	Fiber	Towers	Small Cells
AIMS	DATABANK	zayo	FreshWave	edgepoint
AtlasEdge	aptum	beanfield	GD Towers	DIGITA
switch	SCALA	xenith	mtp	Belgium Tower Partners
VANTAGE North America	VANTAGE Europe	mundo	HIGHLINE	extenet
VANTAGE APAC		netomnia	boingo	verticalbridge
			atp	LANDMARK DIVIDEND

DIGITALBRIDGE

Note: Other than DataBank and Vantage SDC, portfolio companies are owned in whole or in part, by investment vehicles managed by DigitalBridge.

17

THE SUPPLY: DIGITALBRIDGE IS A PARTNER OF CHOICE

ALTERNATIVES CONTINUE TO EXHIBIT STEADY GROWTH...

Global Alternatives AUM

Institutional investors projected to continue to raise allocations to alternatives


11%
CAGR
$7.23T
$13.3T
$23T
2015
2021
2026E

Source: Preqin

Wallet Share Only
0.43%

...WE ARE GROWING FASTER AND TAKING SHARE

DIGITALBRIDGE


FEEUM
40%
FEEUM CAGR*
$7B
$13B
$18B
$22B
$33B
$37B(1)
2019
2020
2021
2022
2023
2024E

**CAGR Based on Targeted FEEUM growth from 2019 to 2024*

Note: There can be no assurance that actual amounts will not be materially higher or lower than these expectations. Readers should refer to the discussion in the Cautionary Statement Regarding Forward-Looking Statements section on Page 2. Additionally, the Company undertakes no obligation to provide updated projections on a quarterly or other basis.

Note: DigitalBridge's definition of FEEUM is different from Preqin's definition of AUM, and therefore the two may not be directly comparable

(1) Represents midpoint of 2024 guidance released concurrent with 4Q23 earnings on February 20th, 2024

DIGITALBRIDGE
18

19 THE DIGITAL INFRASTRUCTURE SPECIALISTS The DigitalBridge team has a 25+ year track record of successfully building businesses in the digital infrastructure sector. Our specialization creates durable competitive advantages that seek to generate alpha for our portfolio companies and investors OPERATIONAL EXPERTISE SECTOR FOCUS PLATFORM CREATION CUSTOMER CENTRIC  Senior Leadership team has deep operational expertise across the full spectrum of Digital Infrastructure  Bench consists of global industry leaders  Sector specific focus provides clear differentiation from other alternative asset managers  Provides ability to source proprietary capital deployment opportunities  Ability to create value at scale, combining access to capital with top industry management  Ability to buy and/or build across market cycles  Portfolio company operating model focused on delivering for customers  Differentiate from competition through speed and flexibility

POWER OF THE PLATFORM "FOLLOW THE LOGOS"

DigitalBridge's flexible capital allocation strategy is built to "follow the logos" as networks evolve, aligning investor exposures with the best opportunities over time



2G/3G/4G
Data Centers
Edge Infrastructure
Hyper-Converged Solutions
Cell Towers
Small Cells
Fiber Networks

Relative contribution and relevance of verticals shifts as use cases change

TODAY DBRG IS BUILDING THE AI REVOLUTION

$15 billion budgeted portfolio-level capex in 2024, DBRG leads in global mission-critical investment.

Building for the Future

Data Centers Dominate Capex:



Concepcion, Chile
Tambore, Brazil
Milan, Italy
Ipoh, Malaysia
Goodyear, Arizona
Frankfurt, Germany
Johannesburg, South Africa
Kansai, Japan

To meet growing connectivity demands while focusing on core competencies, our customers seek partnerships with deep-operating digital infrastructure investors and builders to leverage scalability, expertise, risk mitigation and time to market.

DIGITALBRIDGE

Note: Capex figures are estimates and may be higher or lower than budgeted expectations. There can be no assurance that budgeted portfolio-level capex will be deployed in 2024. Please see slide 2 for additional information.

20

AN ATTRACTIVE BUSINESS MODEL

Compare the economics of buying $1 Billion of digital infrastructure in the traditional vs. investment management model (50% Equity ($500M) at 20x EBITDA or 5% Cap Rate)

ILLUSTRATIVE TRADITIONAL MODEL VS. **ILLUSTRATIVE INVESTMENT MANAGEMENT MODEL**

ILLUSTRATIVE TRADITIONAL MODEL		ILLUSTRATIVE INVESTMENT MANAGEMENT MODEL	
Assumptions		*Assumptions*	
Cost of Debt	4.0%	GP Commitment	2.5% of AUM (Equity)
Maintenance Capex	5% of earnings	Avg. Mgmt Fee	1.0%
		Fee Related Earnings Margin	60%
Income		*Income*	
Investment NOI	$50.0	Management Fee	$5.0
Debt Service	(20.0)	IM Operating Costs	(2.0)
Maintenance Capex	(2.5)	GP Share of Operating Earnings	0.70
Earnings	27.5	Earnings	3.7
Equity Investment	$500.0	Equity Investment (2.5% of Equity)	$12.5
Return on Investment*	**5.5%**	**Return on Investment***	**29.5%**

AT SCALE, BETTER POTENTIAL RETURNS ON LOWER INVESTMENT

* Assumes no Value-Add initiatives

Note: The illustrative models detailed above are hypothetical examples designed to highlight structural business model differences and are not intended to imply expected returns for DigitalBridge or its peers.The assumptions used in the models are not indicative of DBRG expectations, and DBRG makes no guarantee of any investment returns.

Highly Scalable

Digital Asset Rankings

1 American Tower
2 Equinix
3 DIGITALBRIDGE
4 Crown Castle
5 Digital Realty
6 SBA Communications

SMALLER CAPITAL BASE CONTROLS MUCH LARGER ASSET BASE

Note: Ranking based on DBRG *AUM of Digital Portfolio Companies of ~$80B as of December 31, 2023,* compared to total enterprise value of digital infrastructure peers with a more traditional model as of market close on December 31, 2023.

DIGITALBRIDGE
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22 2 FINANCIALS

SCALING DIGITALBRIDGE: FOCUS ON OPERATING LEVERAGE

Simple, profitable, fast-growing asset manager levered to secular growth in digital infrastructure markets. Expanding margins generate earnings to fuel our corporate capital allocation priorities

DIGITALBRIDGE FINANCIAL PROFILE



Fee Revenue ($M)
Adjusted EBITDA / FRE ($M) (1)
Distributable Earnings ($M)
$173M
$54M
($14M)
2022
$264M
$104M
$49M
2023
$360M
$335M
$165M
$150M
2024E

Actual/Mid Point Estimate	2022	2023	2024 Base Case
Fee Revenue	$173M	$264M	$335 - $360M
Adjusted EBITDA / FRE [1]	$54M / N.A.	$104M / N.A.	N.A. / $150 - $165M
Distributable Earnings	($14M)	$49M	N.A.

Note: There can be no assurance that actual amounts will not be materially higher or lower than these expectations. Readers should refer to the discussion in the Cautionary Statement Regarding Forward-Looking Statements section at the beginning of this presentation. The Company undertakes no obligation to provide updated projections on a quarterly or other basis.

(1) The Non-GAAP financial measures presented are actual Adjusted EBITDA for 2022 and 2023 and forecasted Fee Related Earnings (FRE) on a company-wide basis for 2024, both metrics as defined on page 3 of this presentation. These metrics are not directly equivalent due to the inclusion or exclusion of certain corporate income and expense items but rather represent the principal measures of corporate profitability utilized by the Company over the respective periods in 2024, notably with the transition to investment management as its sole line of business in 2024, the Company will utilize FRE as its principal non-GAAP measure of profitability at the corporate level.

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24 $53.6M $103.6M 2022 2023 $172.7M $264.1M 2022 2023 Distributable Earnings DIGITALBRIDGE 2023 HIGHLIGHTS & KEY METRICS Fee Revenue Adjusted EBITDA FEEUM AUM Run-Rate Fee Revenue(1) 53% 93% 47% 52% 24% -$14.0M $48.6M 2022 2023 $22.2B $32.8B 2022 2023 $52.8B $80.1B 2022 2023 $250M $311M 2022 2023 (1) 2022 Run-Rate Fee Revenue included run-rate impact from the InfraBridge transaction, which is not reflected in 2022 Fee-Revenue, FRE/Adj. EBITDA, Distributable Earnings, FEEUM or AUM

25 TOTAL COMPANY 4Q22 4Q23 % Change YOY FY 2022 FY 2023 % Change YOY Fee Revenue $44.3 74.0 +67% $172.7 $264.1 +53% Carried Interest (realized and unrealized) 176.9 169.7 (4%) 378.3 363.1 (4%) Principal Investment Income 22.3 93.5 +319% 56.7 145.4 +156% Interest & Other Income 27.5 13.1 (53%) 87.0 48.7 (44%) Consolidated Revenues $271.0 $350.3 +29% $694.8 $821.4 +18% DBRG Pro Rata Share of Revenues $199.0 $340.6 +71% $471.9 $718.4 +52% Adjusted EBITDA $17.0 $32.0 +88% $53.6 $103.6 +93% Distributable Earnings ("DE") ($22.3) $17.9 n/a ($14.0) $48.6 n/a Distributable Earnings / Share ($0.13) $0.10 n/a ($0.08) $0.28 n/a Growth in our investment management platform, notably in recurring Fee Revenue, continues to drive improving profitability, with Adjusted EBITDA and Distributable Earnings both up substantially YoY DIGITALBRIDGE CONSOLIDATED RESULTS (NON-GAAP) Note: All $ in millions

26 $311M Run Rate Fee Revenue INVESTMENT MANAGEMENT GROWTH Run-Rate Fee Revenue is calculated by multiplying committed FEEUM as of the referenced date by the average annual fee rate % to provide an indication of future expected revenue. See definition of Run Rate Fee Revenue at end of this presentation DBRG SHARE EXCLUDES 31.5% MINORITY INTEREST FOR PERIODS PRIOR TO MAY 2022 CONVERSION EXCLUDES 1X ITEMS Investment management has continued to grow consistently with ‘lower left to upper right trajectory’. Run-Rate Fee Revenue, which assumes full deployment of committed capital, continues to increase with contributions from new capital formation. Annualized Fee Revenue Annualized IM Segment FRE $106M $120M $148M $182M $181M $237M $266M $264M $289M $60M $73M $83M $100M $97M $138M $138M $125M $159M 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 Past performance is not indicative of future results.

FINANCIAL GUIDANCE - ALIGNED WITH OUR ALT MGMT PEERS

DigitalBridge has realigned its guidance practices with its alternative asset manager peer set, focusing principally on growth and profitability over a 3-5 year cycle. This updated approach will be outlined at Investor Day in May 2024.

However, on a 1x basis, recognizing the significant change in the company's financial profile, we have provided indicative 2024 guidance for selected key metrics to facilitate investor analysis.

Assumptions / Notes on Guidance

- **Ending FEEUM** - New Capital Formation of $7B offset by expected investment realizations
- **Fee Revenue** – Growth driven by new FEEUM activation (organic capital formation, no M&A); 2024E includes $40M of Catch-Up Fees
- **Fee Related Earnings (FRE)** [(1)] – FRE includes corporate overhead; 2024E includes $40M of Catch-Up Fees

Millions of $, except as noted. Actual results	2023A Results	2024E Range
Ending FEEUM	$33B	$36-$38B
Fee Revenue	$264M	$335-360M *+32% midpoint*
Adjusted EBITDA / FRE [(1)]	$104M / N.A.	N.A. / $150-165M

Note: Fee-Related Earnings (FRE) incorporates Corporate Overhead, consistent with our simplified Income Statement.

Guidance figures do not assume any contributions from incentive fees, carried interest and principal investment income

There can be no assurance that actual amounts will not be materially higher or lower than these expectations. Readers should refer to the discussion in the Cautionary Statement Regarding Forward-Looking Statements section at the beginning of this presentation. The Company undertakes no obligation to provide updated projections on a quarterly or other basis

(1) The Non-GAAP financial measures presented are actual Adjusted EBITDA for 2022 and 2023 and forecasted Fee Related Earnings (FRE) on a company-wide basis for 2024, both metrics as defined on page 3 of this presentation. These metrics are not directly equivalent due to the inclusion or exclusion of certain corporate income and expense items but rather represent the principal measures of corporate profitability utilized by the Company over the respective periods in 2024, notably with the transition to investment management as its sole line of business in 2024, the Company will utilize FRE as its principal non-GAAP measure of profitability at the corporate level.

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DIGITALBRIDGE CORPORATE CAPITAL ALLOCATION PRIORITIES

As DBRG executes on a near/medium term focus on strategic M&A and capital structure optimization, we expect additional free cash flow will become available to invest and compound capital alongside LPs in our fund vehicles

CAPITAL ALLOCATION FRAMEWORK


SHARE REPURCHASES & DIVIDENDS
ACCRETIVE DIGITAL IM M&A
CAPITAL STRUCTURE OPTIMIZATION
COMPOUND CAPITAL ALONGSIDE LPS

Since 2020	CURRENT FOCUS	Medium/Long Term
CAPITAL STRUCTURE OPTIMIZATION **$1.2B** Convertible Note Repayments and Preferred Equity Paydowns / Repurchases	Opportunistic preferred/debt paydown	Consistent with current
COMPOUND CAPITAL ALONGSIDE LPs **$1B** GP Affiliated Investments and DataBank / Vantage SDC[1]	Structural allocation ~2-3% of equity in fund vehicles	Increase allocation as Capital Structure Optimization completed
ACCRETIVE DIGITAL IM M&A **$0.6B** • Wafra transaction[2] • AMP platform purchase[3]	**Strategic, complementary platforms must be superior to share repurchase and preferred stock paydown**	Consistent with current
SHARE REPURCHASES & DIVIDENDS • $0.1B common share repurchases • Initiated $0.01/sh dividend	"Low but grow" dividend maintain stable share count and opportunistic repurchases	Consistent with current

(1) Excludes initial investment of $0.2B in DataBank in 2019
(2) Represents the final upfront cash consideration and $90M of earnout payments made in 2023
(3) Represents the final upfront cash consideration payment made in 2023 for the Investment Management business only

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BALANCE SHEET PROFILE

Primary assets are equity investments where we deploy capital alongside our LPs in commingled and single asset investment vehicles. DigitalBridge maintains strong liquidity and has a simple capital structure.

Key Corporate Assets

Equity Investments (At Share)	
GP Affiliated Investment in DBP Series	$317
GP Affiliated Investments - Other & Warehoused Investments (Credit, Core, Infrabridge, Liquid, Ventures)	342
GP Affiliated Investment in DataBank and Vantage SDC	669
Equity Investments Total (At Share)	**$1,327**
Corporate Cash	175
Key Corporate Assets	**$1,502**
Current Liquidity (Corporate Cash + VFN/Revolver Availability)	***$475***

Key Corporate Liabilities

	12/31/2023	Blended Avg. Cost
Corporate Debt		
Exchangeable Notes, 2025	$78	5.8%
Securitized Notes	$300	3.9%
Revolver (VFN; $300M Available)	-	n/a
Total Corporate Debt	**$378**	**4.3%**
Preferred Stock	**$822**	**7.1%**

All figures as of December 31, 2023, unless otherwise noted, $ in millions

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30 3 APPENDIX

NON-GAAP RECONCILIATIONS

($ in thousands)	4Q23	3Q23	2Q23	1Q23	4Q22	3Q22	2Q22	1Q22
Net income (loss) attributable to common stockholders	$ 100,607	$ 261,828	$ (22,411)	$ (212,473)	$ (19,356)	$ (63,273)	$ (37,321)	$ (262,316)
Net income (loss) attributable to noncontrolling common interests in Operating Company	7,627	19,918	(1,745)	(16,662)	(1,583)	(4,834)	(3,090)	(22,862)
Net income (loss) attributable to common interests in Operating Company and common stockholders	**108,234**	**281,746**	**(24,156)**	**(229,135)**	**(20,939)**	**(68,107)**	**(40,411)**	**(285,178)**
Adjustments for Distributable Earnings (DE):								
Transaction-related and restructuring charges	13,543	6,583	7,182	18,552	22,536	14,062	6,739	20,997
Unrealized other (gain) loss, net	3,937	(256,439)	11,881	150,921	3,514	(30,326)	45,722	143,071
Unrealized principal investment income	(93,534)	(17,943)	(30,409)	(3,562)	(22,302)	2,669	(16,444)	(6,454)
Unrealized carried interest allocation, net of associated compensation expense	(57,348)	(68,099)	(43,791)	18,240	(70,541)	2,652	(61,710)	9,176
Compensation expense - equity-based	9,795	14,340	20,691	10,770	7,610	7,824	8,168	8,979
Depreciation and amortization	9,104	9,319	11,353	6,875	14,129	14,931	9,535	5,676
Straight-line rent revenue and expense	(94)	(68)	(571)	(275)	(5,036)	(5,933)	(2,355)	(701)
Amortization of deferred financing costs, debt premiums and discounts	640	660	690	794	1,242	1,288	1,083	924
Preferred share redemption (gain) loss	–	–	(927)	–	–	–	–	–
Income tax effect on certain of the foregoing adjustments	–	–	–	–	–	–	–	(328)
Adjustments attributable to noncontrolling interests in investment entities	(11,959)	(20,330)	(43,997)	(93,273)	(27,201)	(96,848)	(46,823)	(77,161)
DE from discontinued operations[1]	35,613	82,849	97,557	112,663	74,683	184,492	89,744	169,352
After-tax DE	**$ 17,931**	**$ 32,618**	**$ 5,503**	**$ (7,430)**	**$ (22,305)**	**$ 26,704**	**$ (6,752)**	**$ (11,647)**

($ in thousands)	4Q23	3Q23	2Q23	1Q23	4Q22	3Q22	2Q22	1Q22
After-tax DE	$ 17,931	$ 32,618	$ 5,503	$ (7,430)	$ (22,305)	$ 26,704	$ (6,752)	$ (11,647)
Interest expense included in DE	4,524	4,616	4,916	7,272	8,487	10,620	8,674	7,838
Income tax expense (benefit) included in DE	(3,921)	59	2,770	1,098	30,561	(7,838)	(2,694)	(6,849)
Preferred dividends	14,660	14,645	14,675	14,676	14,765	15,283	15,759	15,759
Principal Investment Income (Loss)	–	–	–	(277)	(1,860)	(9,303)	–	(58)
Placement fee expense	30	15	3,653	–	–	–	–	–
Realized carried interest (allocation) reversal, net of associated compensation (expense) reversal	(606)	(27,927)	883	(243)	(12,377)	(20,258)	–	1,172
IM segment other income and investment-related expense, net, included in DE	(633)	409	(360)	4	(292)	177	(201)	–
Non pro-rata allocation of income (loss) to noncontrolling interests	–	–	–	–	–	–	–	231
Adjustted EBITDA	**$ 31,985**	**$ 24,435**	**$ 32,040**	**$ 15,100**	**$ 16,979**	**$ 15,385**	**$ 14,786**	**$ 6,446**

(1) Equity method earnings (loss) from BRSP and the operating results of the portfolio companies previously consolidated in the Operating segment, which qualified as discontinued operations in March 2023 and December 2023, respectively, are included in DE of discontinued operations for all periods presented..

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NON-GAAP RECONCILIATIONS

($ in thousands)	4Q23	3Q23	2Q23	1Q23	4Q22	3Q22	2Q22	1Q22
IM net income (loss)	**$72,975**	**$100,014**	**$35,177**	**$ (2,804)**	**$81,167**	**$46,065**	**$67,995**	**$ (9,143)**
Adjustments:								
Interest expense (income)	2,027	2,128	2,268	2,411	2,200	2,906	2,771	2,500
Investment expense, net of reimbursement	(32)	97	—	51	156	230	(200)	138
Depreciation and amortization	8,809	9,003	11,039	6,409	6,135	5,369	5,375	5,276
Compensation expense—equity-based	5,647	7,218	17,099	3,898	6,639	2,654	3,361	3,191
Compensation expense—carried interest and incentive	(57,954)	(96,026)	(43,349)	17,056	(84,206)	(40,867)	(61,710)	10,767
Administrative expenses—straight-line rent	500	511	(39)	77	1,541	68	76	159
Administrative expenses—placement agent fee	30	15	3,653	—	—	—	—	—
Transaction-related and restructuring charges	9,661	3,891	3,025	9,682	8,101	2,317	4,042	3,942
Principal investment income (loss)	(850)	(1,451)	(1,604)	(318)	(2,072)	(1,016)	(1,016)	(17)
Other (gain) loss, net	(662)	2,662	3,608	(3,082)	(248)	110	424	3,055
Income tax (benefit) expense	(864)	(15)	2,356	217	2,172	1,263	2,006	2,374
IM Adjusted EBITDA	**$39,287**	**$ 28,047**	**$33,233**	**$33,597**	**$21,585**	**$19,099**	**$23,124**	**$22,242**
Exclude: Start-up FRE of certain new strategies	516	1,155	1,165	915	2,643	2,399	2,335	2,362
IM FRE	**$39,803**	**$ 29,202**	**$34,398**	**$34,512**	**$24,228**	**$21,498**	**$25,459**	**$24,604**
Wafra's 31.5% ownership	—	—	—	—	—	—	(4,700)	(7,615)
DBRG OP share of IM FRE	**$39,803**	**$ 29,202**	**$34,398**	**$34,512**	**$24,228**	**$21,498**	**$20,759**	**$16,989**

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